UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2017

Hurco Companies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-9143	35-1150732
(Commission File Number)	(IRS Employer Identification No.)

One Technology Way
Indianapolis, Indiana	46268
(Address of Principal Executive Offices)	(Zip Code)

(317) 293-5309

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 10, 2017, Hurco Companies, Inc. (the “Company”) reported its results of operations for the first fiscal quarter ended January 31, 2017. The Company’s earnings release for the period is attached as Exhibit 99.1, and the information set forth therein is incorporated herein by reference and constitutes a part of this report. Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on March 9, 2017. The shareholders:

•	elected all nine of the Company’s nominees for director to serve until the next Annual Meeting of Shareholders;
•	approved, on an advisory basis, the compensation for the Company’s named executive officers as disclosed in the proxy statement for the 2017 Annual Meeting;
•	submitted, on an advisory basis, a majority of votes for annual frequency for future executive compensation say-on-pay votes; and
•	ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2017.

Shares were voted on these proposals as follows:

	Number of Votes FOR	Number of Votes WITHHELD	Broker Non- Votes
Election of Directors:
Thomas A. Aaro	5,330,946	16,695	815,274
Robert W. Cruickshank	5,327,752	19,889	815,274
Michael Doar	4,787,949	559,692	815,274
Timothy J. Gardner	5,331,254	16,387	815,274
Jay C. Longbottom	5,329,795	17,846	815,274
Andrew Niner	5,331,464	16,177	815,274
Richard Porter	5,332,554	15,087	815,274
Janaki Sivanesan	5,331,256	16,385	815,274
Ronald Strackbein	5,329,346	18,295	815,274

	For	Against	Broker Non- Votes	Abstentions
Advisory vote to approve executive compensation:	5,217,672	42,237	815,274	87,732

	FOR Every 1 Year	FOR Every 2 Years	FOR Every 3 Years	Broker Non- Votes	Abstentions
Advisory vote on frequency of future say-on-pay votes:	4,219,424	84,987	941,919	815,274	101,311

	For	Against	Broker Non- Votes	Abstentions
Ratification of appointment of public accounting firm:	6,139,422	16,299	--	7,194

Based on the advisory vote results on the frequency of future say-on-pay votes, and consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Board has determined that the Company will hold a shareholder advisory vote on executive compensation every year until the next required vote on the frequency of future say-on-pay votes.

Item 7.01	Regulation FD Disclosure.

The Company’s press release issued on March 10, 2017 announced the payment of a cash dividend of $0.10 per share of common stock. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

99.1	Press release of Hurco Companies, Inc. dated March 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2017

HURCO COMPANIES, INC.

By:	/s/ Sonja K. McClelland
Sonja K. McClelland,
Executive Vice President, Secretary, Treasurer
and Chief Financial Officer

EXHIBIT INDEX

99.1	Earnings Release of Hurco Companies, Inc. dated March 10, 2017